UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

July 24, 2014

(Date of earliest event reported)

Simulations Plus, Inc.

(Exact name of registrant as specified in its charter)

California	001-32046	95-4595609
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

42505 10th Street West, Lancaster, California 93534-7059

(Address of principal executive offices, zip code)

661-723-7723

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01            Regulation FD Disclosure

On July 24, 2014, Simulations Plus, Inc. (the “Company”) issued a press release providing additional details regarding its Agreement and Plan of Merger with Cognigen Corporation, a New York corporation, as previously disclosed pursuant to that certain Current Report on Form 8-K filed by the Company with the Securities and Exchange Commission on July 24, 2014. In addition, the Company announced that it will hold an investor conference call on Friday, July 25, 2014 at 1:15 PM PT/4:15 PM ET.

A copy of the press release is attached hereto as Exhibit 99.1 and incorporated herein by reference.

Item 9.01            Financial Statements and Exhibits

(d)      Exhibits

99.1	Press release issued on July 24, 2014.

___________

The information in this Current Report on Form 8-K furnished pursuant to Item 7.01, including the exhibit thereto (the “Item 7.01 Information”) is not deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (“Exchange Act”), or otherwise subject to the liabilities of that section, and such information is not incorporated by reference into any registration statements or other document filed under the Securities Act of 1933, as amended, or the Exchange Act, whether made before or after the date hereof, regardless of the general incorporation language contained in such filing, except as shall be expressly set forth by specific reference to this filing.

By providing the Item 7.01 Information, the Company makes no admission as to the materiality of the Item 7.01 Information. The Item 7.01 Information is intended to be considered in the context of the Company’s filings with the Securities and Exchange Commission (the “SEC”) and other public announcements that the Company makes, by press release or otherwise, from time to time. The Company undertakes no duty or obligation to publicly update or revise the Item 7.01 Information, although it may do so from time to time as its management believes is appropriate. Any such updating may be made through the filing of other reports or documents with the SEC, through press releases or through other public disclosure.

CAUTION REGARDING FORWARD-LOOKING STATEMENTS

This Current Report on Form 8-K may contain forward-looking statements that are made pursuant to the safe harbor provisions of Section 21E of the Exchange Act. The forward-looking statements in this Current Report on Form 8-K are not historical facts, do not constitute guarantees of future performance and are based on numerous assumptions which, while believed to be reasonable, may not prove to be accurate. Any forward-looking statements in this Current Report on Form 8-K do not constitute guarantees of future performance and involve a number of factors that could cause actual results to differ materially, including risks more fully described in the Company’s most recently filed Quarterly Report on Form 10-Q and Annual Report on Form 10-K. The Company assumes no obligation to update any forward-looking information contained in this Current Report.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SIMULATIONS PLUS, INC.
(Registrant)

Date: July 25, 2014	By:	/s/ John R. Kneisel
John R. Kneisel
Chief Financial Officer

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